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EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of BAM! Entertainment, Inc. (the "Company") on Form 10-Q/A for the quarter ended December 31, 2002, as filed with the Securities and Exchange Commission, each of the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

         (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond C. Musci
---------------------------
Raymond C. Musci
Chief Executive Officer
(Principal Executive Officer)
September 29, 2003

/s/ Stephen M. Ambler
---------------------------
Stephen M. Ambler
Chief Financial Officer
(Principal Financial and Accounting Officer)
September 29, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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